SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the 21st day of November, 2007 (the “Effective Date”).

BETWEEN:

PANTERA PETROLEUM INC., a Nevada corporation, of 3316 West 1st Avenue, Vancouver, British Columbia, V6R 1G4

(“Pubco”)

AND:

PANTERA OIL AND GAS PLC, a company registered in England, of 15 Poland Street, London, England, W1F 8QE

(“Pantera”)

AND:

AURORA PETROLEOS SA, a company registered in Paraguay, of 1430 Charles de Gaulle, Villa Mora 1885 Asuncion, Paraguay

(“Aurora”)

AND:

BOREAL PETROLEOS SA, a company registered in Paraguay, of 390 R1 4 Curupayty, Mariscal Estigaribia 1864 Asuncion, Paraguay

(“Boreal”)

WHEREAS:

A.           Pantera owns 99.99992% of the securities of Aurora and Boreal;

B.           Pubco has agreed to issue 4,000,000 common shares in the capital of Pubco to Pantera and to pay $25,000 to each of Aurora and Boreal, for an aggregate payment of $50,000, which payment has already been made (collectively, the “Consideration”), as consideration for the right to purchase up to 85% of the shares of each of Aurora and Boreal; and

C.           Upon the terms and subject to the conditions set forth in this Agreement, Pantera has agreed to provide Pubco with the right to purchase up to 85% of the shares of each of Aurora and Boreal to Pubco in exchange for the Consideration.

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THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.	DEFINITIONS AND INTERPRETATION
1.1	Definitions

The following terms have the following meanings, unless context indicates otherwise:

(a)

“Agreement” means this agreement and any amendment or variation hereto made in accordance with the provisions hereof, including all schedules, appendices and any instruments or agreement supplementary or ancillary hereto;

(b)	“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions are open for business in New York, New York, United States of America;
(c)	“Escrow Agent” means Clark Wilson LLP, as Escrow Agent under the Escrow Agreement;
(d)	“Escrow Agreement” means the Escrow Agreement among Pubco, Pantera and the Escrow Agent, a copy of which is attached hereto as Schedule 4;
(e)

“Pubco Shares” means the 4,000,000 fully paid and non-assessable common shares of Pubco, to be issued to Pantera as consideration for the right to purchase up to 85% of the shares of each of Aurora and Boreal;

(f)	“Regulation S” means Regulation S under the Securities Act;
(g)	“SEC” means the Securities and Exchange Commission;
(h)	“Securities Act” means the United States Securities Act of 1933, as amended; and
(i)	“U.S. Person” has the meaning set forth in Regulation S.
1.2	Interpretation

In this Agreement, unless otherwise expressly stated or the context otherwise requires:

(a)

the division of this Agreement into articles and sections and the further division thereof and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an article, section, or schedule refers to the specified article or section of or schedule to this Agreement;

(b)	the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and not to any particular section or other

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portion hereof and include any agreement or instrument supplementary or ancillary hereto and, unless otherwise indicated, a reference herein to a section is to the appropriate section of this Agreement;

(c)

words importing the singular number include the plural and vice versa, words importing the use of any gender include all genders, and words importing persons include firms and corporations and vice versa;

(d)	the word “including” means “including, without limiting the generality of the foregoing” and
(e)	a reference to a statute is to that statute as now enacted or as the statute may from time to time be amended, re-enacted or replaced and includes any regulation, rule or policy made thereunder.
1.3	Schedules

The following schedules are attached to and form part of the Agreement:

Schedule 1	–	Certificate of Non U.S. Shareholder
Schedule 2	–	National Instrument 45-106 Investor Questionnaire
Schedule 3	–	Wiring Instructions for Aurora and Boreal
Schedule 4	–	Escrow Agreement
Schedule 5	–	Aurora Leases, Subleases, Claims, Capital Expenditures, Taxes of other Property Interests
Schedule 6	–	Boreal Leases, Subleases, Claims, Capital Expenditures, Taxes of other Property Interests
Schedule 7	–	Aurora Material Contracts
Schedule 8	–	Boreal Material Contracts
1.4	Currency

Unless otherwise indicated, references to “$” or dollars in this Agreement are to United States dollars.

2.	OFFER, RIGHT TO PURCHASE AND ISSUANCE OF SHARES
2.1	Offer and Right to Purchase

Subject to the terms and conditions of this Agreement, Pantera hereby covenants and agrees to provide Pubco the right to acquire up to 85% of the shares of each of Aurora and Boreal, and Pubco hereby accepts the right, but not the obligation, to purchase up to 85% of the shares of each of Aurora and Boreal from Pantera.

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2.2	Consideration

As consideration for the right to purchase up to 85% of the shares of each of Aurora and Boreal from Pantera, Pubco shall: (i) allot and issue the Pubco Shares to Pantera; and (ii) pay an aggregate of $25,000 to each of Aurora and Boreal, for an aggregate payment of $50,000, which payment was made on or about July 26, 2007. Pantera acknowledges and agrees that the Pubco Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, Pantera agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Pubco Shares issued to Pantera will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Pubco Shares will be issued to Pantera pursuant to an exemption from the registration requirements of the Securities Act:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.3	Documents Required from Pantera

Pantera must complete and provide Pubco with the following:

(a)	a Certificate of Non-U.S. Shareholder (the “Certificate”), a copy of which is set out in Schedule 1; and
(b)	a National Instrument 45-106 Investor Questionnaire (the “Questionnaire”), a copy of which is set out in Schedule 2.

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2.4	Restricted Shares

Pantera acknowledges that the Pubco Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

2.5	Exemptions

Pantera acknowledges that Pubco has advised Pantera that Pubco is relying upon the representations and warranties of Pantera set out in the Questionnaire to issue the Pubco Shares under an exemption from the prospectus and registration requirements of the Securities Act (British Columbia) (the “BC Securities Act”) and, as a consequence, certain protections, rights and remedies provided by the BC Securities Act, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

2.6	Canadian Resale Restrictions

Pantera acknowledges that Pubco is not a reporting issuer in any province or territory of Canada and accordingly, any applicable hold periods under the BC Securities Act or any other Canadian jurisdiction may never expire, and the Pubco Shares may be subject to resale restrictions for an indefinite period of time. Additionally, Pantera acknowledges that resale of any of the Pubco Shares by Pantera in Canada is restricted except pursuant to an exemption from applicable securities legislation.

3.	RIGHT TO PURCHASE
3.1	Right to Purchase

Upon issuance of the Pubco Shares to Pantera and the payment of $25,000 to each of Aurora and Boreal, Pubco shall have the right to acquire up to 85% of the shares of each of Aurora and Boreal as follows:

(a)

on or before November 30, 2007, Pubco shall have the right, but not the obligation, to acquire 15% of the issued and outstanding shares of each of Aurora and Boreal for an aggregate payment of $150,000 by Pubco to Aurora and Boreal (as to $75,000 to each of Aurora and Boreal) (“Investment One”);

(b)

on or before February 28, 2008 and subject to the completion of Investment One, Pubco shall have the right, but not the obligation, to acquire an additional 15% of the issued and outstanding shares of each of Aurora and Boreal for an aggregate payment of $600,000 by Pubco to Aurora and Boreal (as to $300,000 to each of Aurora and Boreal) (“Investment Two”);

(c)	on or before October 31, 2008 and subject to the completion of Investment One and Investment Two, Pubco shall have the right, but not the obligation, to acquire

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an additional 25% of the issued and outstanding shares of each of Aurora and Boreal for an aggregate payment of $1,000,000 by Pubco to Aurora and Boreal (as to $500,000 to each of Aurora and Boreal) (“Investment Three”); and

(d)

on or before July 31, 2009 and subject to the completion of Investment One, Investment Two and Investment Three, Pubco shall have the right, but not the obligation, to acquire an additional 30% of the issued and outstanding shares of each of Aurora and Boreal for an aggregate payment by Pubco of $5,200,000 by Pubco to Aurora and Boreal (as to $2,600,000 to each of Aurora and Boreal).

4.	PUBCO SHARES SUBJECT TO ESCROW
4.1	Escrow Agreement

Upon issuance of the Pubco Shares by Pubco to Pantera, Pantera will place all of the Pubco Shares into escrow with the Escrow Agent, in accordance with the terms of the Escrow Agreement, as security for the use by each of Aurora and Boreal of any and all funds paid by Pubco to each of Aurora and Boreal, respectively, in connection with Section 3, or any other provision, of this Agreement, in accordance with Section 6 of this Agreement.

5.	NO ISSUANCE OF SECURITIES BY AURORA OR BOREAL
5.1	No Issuance of Securities by Aurora and Boreal

Except as stipulated in Section 3 of this Agreement, each of Pantera, Aurora and Boreal agree that, until this Agreement is terminated, neither Aurora nor Boreal will issue, sell, offer to issue or sell, or enter into any agreements to issue or sell any of their respective capital stock (including any warrants, options or other rights to purchase shares of Aurora or Boreal, as applicable).

6.	USE OF FUNDS BY AURORA AND BOREAL

Each of Pantera, Aurora and Boreal covenant and agree that Aurora and Boreal will use any and all funds paid by Pubco to each of Aurora and Boreal, respectively, in connection with Section 3, or any other provision, of this Agreement exclusively towards the exploration and development of the concessions held by each of Aurora and Boreal as set forth on Schedule 5 and Schedule 6, respectively, and that Aurora and Boreal will not use or otherwise transfer such funds for any other purpose, including the payment of existing debt, management fees, intercompany loans, dividends or any other distributions to the shareholders of each of Aurora or Boreal, respectively.

In addition, each of Pubco, Pantera, Aurora and Boreal covenant and agree that:

(a)	Aurora will:
(i)	consult and work together with Pubco to plan and execute any exploration and development activities conducted by Aurora,

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(ii)	provide Pubco with annualized budgets, which annualized budgets will provide cost projections on a monthly basis, and
(iii)

not incur costs in excess of $5,000 for any transaction, or series of transactions, to any particular party, or parties, acting jointly or in concert with one another, without the prior written consent of Pubco, which consent will be in Pubco’s sole discretion; and

(b)	Boreal will:
(i)	consult and work together with Pubco to plan and execute any exploration and development activities conducted by Boreal;
(ii)	provide Pubco with annualized budgets, which annualized budgets will provide cost projections on a monthly basis, and
(iii)

not incur costs in excess of $5,000 for any transaction, or series of transactions, to any particular party, or parties, acting jointly or in concert with one another, without the prior written consent of Pubco, which consent will be in Pubco’s sole discretion.

7.	MANAGEMENT OF AURORA AND BOREAL
7.1	Appointment of Directors by Pubco

Each of Pantera, Aurora and Boreal agree that Pubco shall have the right to nominate one or more directors to the board of directors of each of Aurora and Boreal as follows:

(a)

upon execution of this Agreement, Pubco shall have the right to nominate one director to the board of directors of each of Aurora and Boreal, provided that such boards of directors shall consist of no more than four directors;

(b)

upon completion of Investment One and Investment Two as set out in Section 3 of this Agreement, Pubco shall have the right to nominate two directors to the board of directors of each of Aurora and Boreal, provided that such boards of directors shall consist of no more than four directors; and

(c)

upon completion of Investment One, Investment Two and Investment Three as set out in Section 3 of this Agreement, Pubco shall have the right to nominate the majority of the directors to the board of directors of each of Aurora and Boreal, provided that Pantera shall have the right to nominate two directors to the board of directors of each of Aurora and Boreal.

Each of Pantera, Aurora and Boreal agree that each of the boards of directors of Aurora and Boreal shall meet at least quarterly at a location to be agreed upon by the directors or, failing such agreement, at the registered offices of Aurora and Boreal.

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8.	REPRESENTATIONS AND WARRANTIES OF PANTERA, AURORA AND BOREAL
8.1	Representations and Warranties of Pantera

Pantera represents and warrants to Pubco, and acknowledges that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

(a)	Pantera is a corporation duly organized, validly existing and in good standing under the laws of England;
(b)

Pantera has all requisite corporate power and authority to execute and deliver this Agreement and any other document(s) contemplated by this Agreement (collectively, the “Pantera Documents”) to be signed by Pantera and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pantera Documents by Pantera and the consummation of the transactions contemplated hereby have been duly authorized by Pantera’s board of directors. No other corporate or shareholder proceedings on the part of Pantera is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pantera Documents when executed and delivered by Pantera as contemplated by this Agreement will be, duly executed and delivered by Pantera and this Agreement is, and the other Pantera Documents when executed and delivered by Pantera as contemplated hereby will be, valid and binding obligations of Pantera enforceable in accordance with their respective terms except:

(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,
(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and
(iii)	as limited by public policy;
(c)	neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:
(i)	violate any agreement, written or oral, to which Pantera or any of its subsidiaries may be a party or by which Pantera or any of its subsidiaries may be bound,
(ii)	violate any provision of the Constitution, Articles of Association or any other constating documents of Pantera, any of its subsidiaries or any applicable laws, or

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(iii)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pantera, any of its subsidiaries or any of their respective material property or assets;

(d)

Pantera is the registered and beneficial owner, free and clear of all liens, charges and encumbrances of any kind whatsoever, of 100% of the issued and outstanding securities of each of Aurora and Boreal;

(e)

there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among Pantera or any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the shares of each of Aurora and Boreal;

(f)	Pantera has the power and capacity and good and sufficient right and authority to transfer the legal and beneficial title and ownership of the shares of each of Aurora and Boreal to the Purchaser; and
(g)	no person, firm, corporation or entity of any kind has or will have any agreement, right or option of any kind whatsoever to acquire any of the shares of each of Aurora and Boreal.
8.2	Representations and Warranties of Pantera and Aurora

Pantera and Aurora, jointly and severally, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

(a)

Aurora is a corporation duly organized, validly existing and in good standing under the laws of Paraguay and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Aurora is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Aurora owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Aurora taken as a whole;

(b)

Aurora has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Aurora Documents”) to be signed by Aurora and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Aurora Documents by Aurora and the consummation of the transactions contemplated hereby have been duly authorized by Aurora’s board of directors. No other corporate or shareholder proceedings on the part of Aurora is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Aurora Documents when executed and delivered by Aurora as

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contemplated by this Agreement will be, duly executed and delivered by Aurora and this Agreement is, and the other Aurora Documents when executed and delivered by Aurora as contemplated hereby will be, valid and binding obligations of Aurora enforceable in accordance with their respective terms except:

(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,
(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and
(iii)	as limited by public policy;
(c)

The entire authorized capital stock and other equity securities of Aurora consists of 200,000,000 shares (the “Aurora Stock”). As of the date of this Agreement, there are 25,100,020 shares of Aurora Stock issued and outstanding. All of the issued and outstanding shares of Aurora Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Paraguay and its Constitution and Articles of Association. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Aurora to issue any additional shares of Aurora Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Aurora any common shares of Aurora Stock. There are no agreements purporting to restrict the transfer of the Aurora Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Aurora Stock;

(d)	As of the Effective Date, Pantera owns 99.99992% of the issued and outstanding shares of Aurora Stock;
(e)

The corporate records of Aurora, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Aurora is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Aurora;

(f)	Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:
(i)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material

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properties or assets of Aurora or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Aurora or any of its subsidiaries, or any of their respective material property or assets,

(ii)	violate any provision of the Constitution, Articles of Association or any other constating documents of Aurora, any of its subsidiaries or any applicable laws, or
(iii)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Aurora, any of its subsidiaries or any of their respective material property or assets;

(g)

To the best knowledge of Aurora, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Aurora, or which involves any of the business, or the properties or assets of Aurora that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Aurora taken as a whole (a “Aurora Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Aurora Material Adverse Effect;

(h)	Compliance:
(i)

To the best knowledge of Aurora, Aurora is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Aurora,

(ii)

To the best knowledge of Aurora, Aurora is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Aurora Material Adverse Effect,

(iii)

Each of Aurora has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Aurora, threatened, and none of them will be

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adversely affected by the consummation of the transactions contemplated hereby, and

(iv)

Each of Aurora has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Aurora has not received any notice of any violation thereof, nor is Aurora aware of any valid basis therefore;

(i)

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Aurora of the transactions contemplated by this Agreement or to enable Aurora to continue to conduct its business in a manner which is consistent with that in which the business is presently conducted;

(j)	Aurora does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations;
(k)

Aurora possesses, and has good and marketable title of all property necessary for the continued operation of the business of Aurora as presently conducted and as represented to Pubco. All such property is used in the business of Aurora. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Aurora is owned by Aurora free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 5;

(l)

The assets owned by Aurora are insured under various policies consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Aurora, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full;

(m)

Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Aurora is a party or is bound, as set out in Schedule 5, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Aurora pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Date. Aurora has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto;

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(n)

Schedule 7 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Aurora is a party (each, a “Contract”). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Aurora under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Aurora. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract;

(o)	Aurora is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation; and
(p)

No representation or warranty by Aurora in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

8.3	Representations and Warranties of Pantera and Boreal

Pantera and Boreal, jointly and severally, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

(a)

Boreal is a corporation duly organized, validly existing and in good standing under the laws of Paraguay and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Boreal is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Boreal owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Boreal taken as a whole;

(b)

Boreal has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Boreal Documents”) to be signed by Boreal and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Boreal Documents by Boreal and the consummation of the transactions contemplated hereby have been duly authorized by Boreal’s board of directors. No other corporate or shareholder proceedings on the part of Boreal is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Boreal Documents when executed and delivered by Boreal as contemplated by this Agreement will be, duly executed and delivered by Boreal and this Agreement is,

CW1429694.6	13

and the other Boreal Documents when executed and delivered by Boreal as contemplated hereby will be, valid and binding obligations of Boreal enforceable in accordance with their respective terms except:

(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,
(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and
(iii)	as limited by public policy;
(c)

The entire authorized capital stock and other equity securities of Boreal consists of 200,000,000 shares (the “Boreal Stock”). As of the date of this Agreement, there are 25,100,020 shares of Boreal Stock issued and outstanding. All of the issued and outstanding shares of Boreal Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Paraguay and its Constitution and Articles of Association. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Boreal to issue any additional shares of Boreal Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Boreal any common shares of Boreal Stock. There are no agreements purporting to restrict the transfer of the Boreal Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Boreal Stock;

(d)	As of the Effective Date, Pantera owns 99.99992% of the issued and outstanding shares of Boreal Stock;
(e)

The corporate records of Boreal, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Boreal is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Boreal;

(f)	Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:
(i)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Boreal or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture,

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bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Boreal or any of its subsidiaries, or any of their respective material property or assets,

(ii)	violate any provision of the Constitution, Articles of Association or any other constating documents of Boreal, any of its subsidiaries or any applicable laws, or
(iii)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Boreal, any of its subsidiaries or any of their respective material property or assets;

(g)

To the best knowledge of Boreal, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Boreal, or which involves any of the business, or the properties or assets of Boreal that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Boreal taken as a whole (a “Boreal Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Boreal Material Adverse Effect;

(h)	Compliance:
(i)

To the best knowledge of Boreal, Boreal is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Boreal,

(ii)

To the best knowledge of Boreal, Boreal is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Boreal Material Adverse Effect,

(iii)

Each of Boreal has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Boreal, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby, and

CW1429694.6	15

(iv)

Each of Boreal has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Boreal has not received any notice of any violation thereof, nor is Boreal aware of any valid basis therefore;

(i)

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Boreal of the transactions contemplated by this Agreement or to enable Boreal to continue to conduct its business in a manner which is consistent with that in which the business is presently conducted;

(j)	Boreal does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations;
(k)

Boreal possesses, and has good and marketable title of all property necessary for the continued operation of the business of Boreal as presently conducted and as represented to Pubco. All such property is used in the business of Boreal. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Boreal is owned by Boreal free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 6;

(l)

The assets owned by Boreal are insured under various policies consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Boreal, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full;

(m)

Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Boreal is a party or is bound, as set out in Schedule 6, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Boreal pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Date. Boreal has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto;

(n)

Schedule 8 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Boreal is a party (each, a “Contract”). Each Contract is in full force and effect, and there exists no

CW1429694.6	16

material breach or violation of or default by Boreal under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Boreal. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract;

(o)	Boreal is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation; and
(p)

No representation or warranty by Boreal in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

9.	REPRESENTATION AND WARRANTIES OF PUBCO
9.1	Representation and Warranties of Pubco

Pubco represents and warrants to Pantera and acknowledges that Pantera is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pantera, as follows:

(a)	Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada;
(b)

Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Pubco Documents”) to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,

CW1429694.6	17

(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and
(iii)	as limited by public policy;
(c)

The entire authorized capital stock and other equity securities of Pubco consists of 1,200,000,000 shares of common stock with a par value of $0.001 (the “Pubco Common Stock”). As of the date of this Agreement, there are 111,534,544 shares of Pubco Common Stock issued and outstanding;

(d)	Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:
(i)	violate any agreement, written or oral, to which Pubco or any of its subsidiaries may be a party or by which Pubco or any of its subsidiaries may be bound,
(ii)	violate any provision of the applicable incorporation or charter documents of Pubco, or
(iii)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets;
(e)

The Pubco Shares to be issued to Pantera in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable;

(f)

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the transactions contemplated by this Agreement; and

(g)

Pubco is currently quoted on the OTC Bulletin Board and has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or the NASD or any trading market on which Pubco’s Common Stock is or has been listed or quoted to the effect that Pubco is not in compliance with the quoting, listing or maintenance requirements of the OTCBB or such other trading market.

10.	CONDITIONS FOR ISSUANCE OF PUBCO SHARES
10.1	Conditions for the Issuance of Pubco Shares

The obligation of Pubco to issue the Pubco Shares to Pantera is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties

CW1429694.6	18

hereto in writing and in accordance with Section 12.8. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.

(a)

this Agreement, the Pantera Documents, Aurora Documents, the Boreal Documents and all other documents necessary or reasonably required to consummate the transactions contemplated hereby, all in form and substance reasonably satisfactory to Pubco, will have been executed and delivered to Pubco;

(b)	Pubco will have received evidence satisfactory to Pubco that the Pubco Shares issuable to Pantera will be issuable:
(i)	without registration pursuant to the Securities Act in reliance on a safe harbor from the registration requirements of the Securities Act provided by Regulation S, and
(ii)	in reliance upon an exemption from the prospectus and registration requirements of the BC Securities Act.

In order to establish the availability of the safe harbor from the registration requirements of the Securities Act and the prospectus and registration requirements of the BC Securities Act for the issuance of Pubco Shares to Pantera, Pantera will deliver to Pubco the Certificate and a Questionnaire duly executed by Pantera.

11.	CONFIDENTIALITY
11.1	Confidentiality Obligations

Each party hereto (the “Disclosing Party”) agrees to provide such information as each may reasonably request (“Information”) of any other party to this Agreement (the “Receiving Party”), subject to the following terms and conditions:

(a)

hold such Information, and ensure that it is held by its affiliates, in strictest confidence and will, and will ensure that its affiliates will, take all reasonable precautions to protect such Information from unauthorised access by third parties;

(b)

ensure that such Information will not be duplicated (except as absolutely necessary for the purposes of the transactions contemplated hereby) and will operate procedures to prevent any unauthorised copying or distribution of such Information;

(c)	ensure that disclosure of such Information is restricted solely to those affiliates of the Receiving Party who need to know the Information for the purposes hereof;
(d)	ensure that prior to the disclosure of such Information to any of its affiliates they are informed of the confidential nature of such Information;

CW1429694.6	19

(e)	ensure that its affiliates comply with the terms of this Agreement with respect to such Information as if they were individually named in this agreement as the Receiving Party; and
(f)

use such Information, and ensure that it is used by its affiliates, only for the purposes of consummating the transactions contemplated hereby and in particular will ensure that the Information is not used in any way that is directly or indirectly detrimental to the Disclosing Party or any of its affiliates or so as to compete with or procure any commercial advantage over the Disclosing Party or any of its affiliates;

Notwithstanding the foregoing, nothing herein shall prevent the copying of Information held on a computer system, word processor or other device capable of containing Information where such copying occurs in the usual course of back-ups or archiving of that computer system, word processor or other device capable of containing Information or which is otherwise not readily and reasonably retrievable (the “Irretrievable Computer Copies”); provided, that, all such Information and copies of it shall remain the sole property of the Disclosing Party or its Related Party which disclosed it or on whose behalf it was disclosed.

11.2	Exclusions to Confidentiality Obligations

The Information shall not include any information which:

(a)	was previously known to the Receiving Party or any of its affiliates (without, to its knowledge, the breach by any person of any obligation of confidentiality);
(b)	is or becomes publicly available (other than as a result of a breach of the terms of this Agreement);
(c)	is independently developed or acquired by the Receiving Party or any of its affiliates (without, to its knowledge, the breach by any person of any obligation of confidentiality);
(d)

is trivial or obvious or otherwise clearly of a non-confidential nature (but, for the avoidance of doubt, no Information shall be deemed to fall within this paragraph (d) if it is marked as confidential by the Disclosing Party or any of its affiliates or if it shall be clearly identified at the time of disclosure as confidential);

(e)	The Receiving Party may make a particular disclosure of Information if that disclosure is approved by the Disclosing Party in writing prior to its disclosure; and
(f)

The Receiving Party shall not be liable for disclosure of Information to the extent it is required by law or by any regulatory authority or the rules of any stock exchange to which the Receiving Party or any of its affiliates is subject, provided however that the Receiving Party shall, if it is reasonably able to do so, give notice first to the Disclosing Party and co-operate with the Disclosing Party, so far as it is reasonably able to do so, so that an order protecting or safeguarding such

CW1429694.6	20

Information, if appropriate or possible, may be sought by the Disclosing Party or any of its affiliates.

Neither anything contained in this Agreement nor the disclosure of Information shall be construed as:

(g)	granting or conferring any rights, express or implied by licence or otherwise, in or under any Information or other rights owned or controlled by a party or any of its affiliates;
(h)	creating any requirement to provide any particular Information;
(i)	constituting a waiver of privilege or any other rights that the Disclosing Party or its affiliates may have in the Information;
(j)	creating warranties or representations of any kind in respect of the Information;
(k)	creating obligations of any kind not expressly set out in this agreement; or
(l)	restricting a party or its affiliates from using, disclosing, or disseminating its own proprietary or confidential information in any way.
11.3	Documents
(a)

Upon the Disclosing Party’s written request, the Receiving Party shall, and shall ensure that its affiliates shall, immediately cease all use of the Information and shall, within 14 days after such request, return to the Disclosing Party or destroy or permanently erase all the Information (including all copies) in the possession or under the control of the Receiving Party or any of its affiliates and the Receiving Party shall no later than the expiry of such period of 14 days certify to the Disclosing Party (such certificate to be signed by a director of the Receiving Party) that all such Information has been so returned, destroyed or permanently erased.

(b)

Section 11.3 shall not apply to Irretrievable Computer Copies or to the extent that the Receiving Party or any of its affiliates to whom the Information has been provided is required to retain any such Information by any applicable law, rule or regulation or by any competent judicial, governmental, supervisory or regulatory body.

12.	GENERAL
12.1	Entire Agreement

This Agreement supersedes any prior oral or written understandings and agreements, and constitutes the entire agreement between the parties, with respect to its subject matter.

CW1429694.6	21

12.2	Amendment

No modification, amendment or waiver of any provision of this Agreement shall be effective unless recorded in writing and signed by each of the affected parties hereto.

12.3	Governing Law

This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Texas. The parties hereby attorn to the exclusive jurisdiction of the Courts in the State of Texas.

12.4	No Waiver

Any failure by any party in exercising any right, power or privilege under this Agreement shall not constitute a waiver, nor shall any single or partial exercise preclude any further exercise of any such right, power or privilege.

12.5	Rights and Remedies

The express rights and remedies provided in this Agreement do not exclude any other rights or remedies provided by law, except to the extent that the rights and remedies of a party are expressly excluded or restricted by the terms of this Agreement.

12.6	Severability

If any undertaking or other provision in this Agreement shall be held to be illegal or unenforceable in whole or in part, such undertaking or other provision or part shall to that extent be deemed not to form part of this agreement but the enforceability of the remainder of this agreement shall not be affected.

12.7	No Assignment

This Agreement may not be assigned by any party without the prior written consent of each of the other parties.

12.8	Notices

Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a party to any other party hereto shall be in writing and may be given by delivering same or sending same by facsimile transmission or by delivery addressed to the party to which the notice is to be given at its address for service herein. Any notice, consent, waiver, direction or other communication aforesaid will, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a Business Day, if not, the next succeeding Business Day) and if sent by facsimile transmission be deemed to have been given and received at the time of receipt unless actually received after 5:00 p.m. (PST) at the point of delivery, in which case it shall be deemed to have been given and received on the next Business Day.

CW1429694.6	22

The address for service of each of the parties hereto shall be as follows:

(a)

if to Pubco:

3316 West 1st Avenue
Vancouver, BC, V6R 1G4
Attention: President
Fax No.: (604) 732-8459

with a copy to:

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, BC V6C 3H1
Attention: Virgil Hlus
Fax No.: (604) 687-6314

(b)	if to Pantera: 15 Poland Street London, England W1F 8QE Attention: Max Patel, Director Fax No.: 44 20 7440 1821
(c)	if to Aurora and Boreal: 1430 Charles de Gaulle Villa Mora 1885 Asuncion Paraguay Attention: George Botha Fax No.: 595 21 605 718
12.9	Execution in Counterparts

This Agreement may be executed in identical counterparts, each of which is and is hereby conclusively deemed to be an original and the counterparts collectively are to be conclusively deemed to be one instrument and receipt of a facsimile or electronic mail version of an executed signature page by a party shall constitute satisfactory evidence of execution of this Agreement by such party.

CW1429694.6	23

12.10	Schedules and Exhibits

The schedules and exhibits are attached to this Agreement and are incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date above first written.

PANTERA PETROLEUM INC.
Per:	/s/ Chris Metcalf
Name: Chris Metcalf
Title:

PANTERA OIL AND GAS PLC
Per:	/s/ Richard Bullocks
Name: Richard Bullocks
Title:

AURORA PETROLEOS SA
Per:	/s/ Jacob Han Hendrik Botha
Name: Jacob Jan Hendrik Botha
Title:

BOREAL PETROLEOS SA
Per:	/s/ Jacob Han Hendrik Botha
Name: Jacob Jan Hendrik Botha
Title:

CW1429694.6	24

SCHEDULE 1

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the “Pubco Shares”) of Pantera Petroleum Inc., a Nevada corporation (“Pubco”), to Pantera Oil and Gas PLC (“Pantera”) pursuant to that certain Share Purchase Agreement dated __________________, 2007 (the “Agreement”), among Pubco, Pantera, Aurora Petroleos SA and Boreal Petroleos SA, Pantera hereby agrees, acknowledges, represents and warrants that:

1.            Pantera is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.            none of the Pubco Shares have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act;

3.            Pantera understands and agrees that offers and sales of any of the Pubco Shares prior to the expiration of a period of one year after the date of original issuance of the Pubco Shares (the one year period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

4.            Pantera understands and agrees not to engage in any hedging transactions involving any of the Pubco Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5.            Pantera is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Shares in the United States or to U.S. Persons;

6.            Pantera has not acquired the Pubco Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Shares; provided, however, that Pantera may sell or otherwise dispose of the Pubco Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7.            the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8.            Pantera has not undertaken, and will have no obligation, to register any of the Pubco Shares under the U.S. Securities Act;

9.            Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of Pantera contained in the Agreement and this Certificate, and Pantera will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by Pantera not being true and correct;

10.          Pantera has been advised to consult its own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11.         none of the Pubco Shares is listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

12.          Pantera is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Shares;

13.         neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

14.          the Pubco Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

15.          Pantera acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

16.          Pantera understands and agrees that the Pubco Shares will bear the following legend:

“NONE OF THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

17.          the address of Pantera included herein is the sole address of Pantera as of the date of this certificate.

IN WITNESS WHEREOF, Pantera has executed this Certificate of Non-U.S. Shareholder.

PANTERA OIL AND GAS PLC

Per: __________________________ Name: Richard Bullocks Title:	Date:__________________________, 2007

SCHEDULE 2

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

NATIONAL INSTRUMENT 45-106 INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Pubco that Pantera will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”), as adopted by the British Columbia Securities Commission in respect to the issuance of the Pubco Shares pursuant to the Agreement. Pubco will rely on the information contained in this Questionnaire for the purposes of such determination.

Pantera covenants, represents and warrants to Pubco that:

1.	Pantera is (check one or more of the following boxes):
(a)	a director, executive officer or control person of Pubco or an affiliate of Pubco	[ ]
(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of Pubco or an affiliate of Pubco	[ ]
(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of Pubco or an affiliate of Pubco	[ ]
(d)	a close personal friend of a director, executive officer or control person of Pubco or an affiliate of Pubco	[ ]
(e)	a close business associate of a director, executive officer or control person of Pubco or an affiliate of Pubco	[ ]
(f)	a founder of Pubco or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of Pubco	[ ]
(g)	a parent, grandparent, brother, sister or child of the spouse of a founder of Pubco	[ ]
(h)

a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above

[ ]
(i)	purchasing the Pubco Shares as principal with an aggregate value of more than CDN$150,000	[ ]
(j)	an accredited investor	[ ]

2.

if Pantera has checked one or more of boxes b, c, d, e, f, g or h in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of Pubco with whom Pantera has the relationship is:

(Instructions to Pantera: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box h, also indicate which of a to g describes the securityholders or directors which qualify you as box h and provide the names of those individuals. Please attach a separate page if necessary).

3.	If Pantera has ticked box j in section 1 above, Pantera acknowledges and agrees that Pubco shall not consider Pantera’s request for Pubco Shares for acceptance unless Pantera provides to Pubco:
(i)	the information required in sections 4 and 5; and
(ii)	such other supporting documentation that Pubco or its legal counsel may request to establish Pantera’s qualification as an Accredited Investor;
4.

Pantera has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions (the “Transactions”) contemplated by the Agreement and Pantera is able to bear the economic risk of loss arising from such Transactions;

5.	Pantera satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):
☐

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

☐

an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

☐	an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;
☐

an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador), or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or

☐

an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

Pantera acknowledges and agrees that Pantera may be required by Pubco to provide such additional documentation as may be reasonably required by Pubco and its legal counsel in determining Pantera’s eligibility to acquire the Pubco Shares under relevant securities legislation.

IN WITNESS WHEREOF, Pantera has executed this Questionnaire.

PANTERA OIL AND GAS PLC

Per: __________________________ Name: Richard Bullocks Title:	Date:__________________________, 2007

SCHEDULE 3

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

WIRING INSTRUCTIONS FOR AURORA AND BOREAL

SCHEDULE 4

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

ESCROW AGREEMENT

THIS AGREEMENT is made effective as of the _______ day of _____________, 2007.

AMONG:

PANTERA PETROLEUM INC., of 3316 West 1st Avenue , Vancouver, British Columbia V6R 1G4

(“Pubco”)

AND:

PANTERA OIL AND GAS PLC, of _______________________ ______________________________________________________

(“Pantera”)

AND:

CLARK WILSON LLP, of 800 – 885 West Georgia Street, Vancouver, BC V6C 3H1

(the “Escrow Agent”)

WITNESSES THAT WHEREAS:

D.           Pubco, Pantera, Aurora Petroleos SA (“Aurora”) and Boreal Petroleos SA (“Boreal”) entered into a Share Purchase Agreement (the “Purchase Agreement”) dated ________________, 2007, whereby Pubco agreed to: (i) pay to each of Aurora and Boreal $25,000, for an aggregate payment of $50,000; and (ii) issue 4,000,000 common shares in the capital of Pubco to Pantera, in consideration for the right to acquire up to 85% of each of the shares of each of Aurora and Boreal;

E.            Pursuant to the terms of the Purchase Agreement, Pantera agreed to place all 4,000,000 common shares in the capital of Pubco (the “Escrowed Shares”) into escrow as security for the use by each of Aurora and Boreal of any and all funds paid by Pubco to each of Aurora and Boreal, respectively, in connection with Section 3, or any other provision, of the Purchase Agreement, in accordance with Section 6 of the Purchase Agreement; and

F.            Pubco and Pantera wish to appoint the Escrow Agent to accept, hold and deliver the Escrowed Shares pursuant to the terms of this Agreement.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

13.	INTERPRETATION
13.1	In this Agreement:
(a)	the headings have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement;
(b)	all references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires; and
(c)	when the context hereof makes it possible, the word “person” includes in its meaning any firm and any body corporate or politic.
14.	DEPOSIT INTO ESCROW

14.1                      Pantera will, upon execution of this Agreement and the issuance of the Escrowed Shares, deliver the Escrowed Shares and four stock powers of attorney, signature guaranteed as required by the transfer agent of Pubco (the “PAs”) to the Escrow Agent. The Escrow Agent will hold the Escrowed Shares and the PAs in escrow subject to the terms and conditions of this Agreement.

15.	ESCROW PROVISIONS

15.1                      Pantera hereby directs the Escrow Agent to retain the Escrowed Shares and the PAs and not to cause anything to be done to release the same from escrow except in accordance with this Agreement. The Escrow Agent accepts its responsibilities hereunder and agrees to perform them in accordance with the terms hereof.

15.2                      So long as each of Aurora and Boreal use any and all of the funds paid by Pubco to them in connection with Section 3, or any other provision, of the Purchase Agreement, in accordance with Section 6 of the Purchase Agreement, the Escrow Agent will hold the Escrowed Shares and the PAs in escrow and will, unless prohibited by an order of a court of competent jurisdiction, deliver the Escrowed Shares and the PAs to Pantera at the address set forth on the front page of this Agreement, or such other address as advised by Pantera in writing from time to time, as follows:

(a)

upon the earlier of: (i) the acquisition by Pubco of 15% of the shares of each of Aurora and Boreal in accordance with Section 3.1(a) of the Purchase Agreement; or (ii) November 30, 2007, 700,000 Escrowed Shares shall be released from escrow;

(b)

upon the earlier of: (i) the acquisition by Pubco of 15% of the shares of each of Aurora and Boreal in accordance with Section 3.1(b) of the Purchase Agreement; or (ii) February 28, 2008, 700,000 Escrowed Shares shall be released from escrow;

(c)

upon the earlier of: (i) the acquisition by Pubco of 25% of the shares of each of Aurora and Boreal in accordance with Section 3.1(c) of the Purchase Agreement; or (ii) October 31, 2008, 1,200,000 Escrowed Shares shall be released from escrow; and

(d)

upon the earlier of: (i) the acquisition by Pubco of 30% of the shares of each of Aurora and Boreal in accordance with Section 3.1 of the Purchase Agreement; or (ii) July 31, 2009, 1,400,000 Escrowed Shares shall be released from escrow.

Notwithstanding Subsections 3.2(a) to (d) above, if either of Aurora and/or Boreal use any of the funds paid by Pubco to them in connection with Section 3, or any other provision, of the Purchase Agreement in a manner contrary to Section 6 of the Purchase Agreement, the Escrow Agent will return the balance of the Escrowed Shares and the PAs held by the Escrow Agent to Pubco for cancellation.

(a)                        The Escrow Agent is authorized by Pantera and Pubco to make the deliveries required by Section 15.2 of this Agreement.

16.	ESCROW AGENT

16.1                      In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Escrow Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

16.2                      Pantera and Pubco agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors and assigns from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent’s compliance in good faith with the terms hereof.

16.3                      In case proceedings should hereafter be taken in any court respecting the Escrow Shares, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Clause 16.2 against its costs of such proceedings.

16.4                      The Escrow Agent will have no responsibility in respect of loss of the Escrowed Shares except the duty to exercise such care in the safekeeping thereof as it would exercise if the Shares belonged to the Escrow Agent. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

16.5                      The Escrow Agent will not be bound in any way by any contract between the other parties hereto whether or not it has notice thereof or of its terms and conditions and the only duty, liability and responsibility of the Escrow Agent will be to hold the Escrowed Shares as herein directed and to pay and deliver the same to such persons and other such conditions as are herein set forth. The Escrow Agent will not be required to pass upon the sufficiency of any of the Shares or to ascertain whether or not the person or persons who have executed, signed or otherwise issued or authenticated the said documents have authority to so execute, sign or authorize, issue or authenticate the said documents or any of them, or that they are the same persons named therein or otherwise to pass upon any requirement of such instruments that may be essential for their validity, but it shall be sufficient for all purposes under this Agreement insofar as the Escrow Agent is concerned that the said documents are deposited with it as herein specified by the parties executing this Agreement with the Escrow Agent.

16.6                      In the event that the Escrowed Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, orders, judgments or decrees, it will not be liable to any of the parties hereto or to any other person, form or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

16.7                      Except as herein otherwise provided, the Escrow Agent is authorized and directed to disregard in its sole discretion any and all notices and warnings which may be given to it by any of the parties hereto or by any other person, firm, association or corporation. It will, however, at its sole discretion, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgments or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, firm, association or corporation, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

16.8                      If the Escrow Agent receives any valid court order contrary to the instructions contained in this Agreement, the Escrow Agent may continue to hold the Escrowed Shares until the lawful determination of the issue between the parties hereto.

16.9                      If written notice of protest is made by Pantera and/or Pubco to the Escrow Agent to any action contemplated by the Escrow Agent under this Agreement, and such notice sets out reasons for such protest, the Escrow Agent may at its sole discretion continue to hold the Escrowed Shares until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

16.10                   The Escrow Agent may resign as Escrow Agent by giving not less than five (5) days’ notice thereof to Pantera and Pubco. Pantera and Pubco may terminate the Escrow Agent by giving not less than five (5) days’ notice to the Escrow Agent. The resignation or termination of the Escrow Agent will be effective and the Escrow Agent will cease to be bound by this Agreement on the date that is five (5) days after the date of receipt of the termination notice given hereunder or on such other date as the Escrow Agent and Pantera and Pubco may agree upon. All indemnities granted to the Escrow Agent herein will survive the termination of this Agreement or the termination or resignation of the Escrow Agent. In the event of termination or resignation of the Escrow Agent for any reason, the Escrow Agent shall, within that five (5) days’ notice period deliver the Escrowed Shares to the new escrow agent to be named by Pantera and Pubco.

16.11                   Notwithstanding anything herein to the contrary, the Escrow Agent may act upon any written instructions given jointly by Pantera and Pubco.

16.12                   Notwithstanding anything to the contrary contained herein, in the event of any dispute arising between Pantera and Pubco, this Agreement or any matters arising thereto, the Escrow Agent may in its sole discretion deliver and interplead the Escrowed Shares into court and such delivery and interpleading will be an effective discharge to the Escrow Agent.

17.	FEES

17.1                      Pubco will pay all of the compensation of the Escrow Agent and will reimburse the Escrow Agent for any and all reasonable expenses, disbursements and advances made by the Escrow Agent in the performance of its duties hereunder, including reasonable fees, expenses and disbursements incurred by its counsel.

18.	GENERAL

18.1                      Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

18.2                      This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators and successors.

18.3                      The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

18.4                      This Agreement will be governed by and construed in accordance with the law of the Province of British Columbia and the parties hereby attorn to the jurisdiction of the Courts of the Province of British Columbia in any proceeding hereunder.

18.5                      Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address:

If to Pantera:

____________________________

____________________________

____________________________

____________________________

Fax: ______________________

Attention: ___________________

(i)	If to Pubco: 3316 West 1st Avenue Vancouver, British Columbia V6R 1G4 Fax: (604) 732-8459 Attention: President
(ii)	If to the Escrow Agent: Clark Wilson LLP Barristers and Solicitors 800 – 885 West Georgia Street Vancouver, British Columbia Canada V6C 3H1 Fax: (604) 687-6314 Attention: Virgil Z. Hlus

(or to such other address as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the electronic communication was successfully transmitted, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

18.7                      Time is of the essence of this Agreement.

18.7                      It is understood and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.

18.8                      This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first written above.

PANTERA PETROLEUM INC.

Per:	___________________________
Name: Title:

PANTERA OIL AND GAS PLC

Per:	___________________________
Name: Title:

CLARK WILSON LLP

Per:	___________________________
Partner

SCHEDULE 5

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

AURORA LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,

TAXES AND OTHER PROPERTY INTERESTS

Concession Contract between Government of the Republic of Paraguay and Aurora Petroleum S.A., for the exploration and exploitation of hydrocarbons in the area located in the Western Region of the Republic, identified as Tora, Tagua and Cerro Cabrera blocks

SCHEDULE 6

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

BOREAL LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,

TAXES AND OTHER PROPERTY INTERESTS

Concession Contract between Government of the Republic of Paraguay and Boreal Petroleos S.A. for the exploration and exploitation of hydrocarbons in an area, located in the Western Region of the Republic, identified as Pantera and Bahia Negra blocks

SCHEDULE 7

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

AURORA MATERIAL CONTRACTS

Concession Contract between Government of the Republic of Paraguay and Aurora Petroleum S.A., for the exploration and exploitation of hydrocarbons in the area located in the Western Region of the Republic, identified as Tora, Tagua and Cerro Cabrera blocks

Consulting Agreement between Aurora Petroleos S.A. and Angel Javier Facetti for the application of an Environment Management Plan.

SCHEDULE 8

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)

AMONG PANTERA PETROLEUM INC., PANTERA OIL AND GAS PLC (“PANTERA”), AURORA PETROLEOS SA AND BOREAL PETROLEOS SA

BOREAL MATERIAL CONTRACTS

Concession Contract between Government of the Republic of Paraguay and Boreal Petroleos S.A. for the exploration and exploitation of hydrocarbons in an area, located in the Western Region of the Republic, identified as Pantera and Bahia Negra blocks

Consulting Agreement between Aurora Petroleos S.A. and Angel Javier Facetti for the application of an Environment Management Plan.